File Number:33-20795
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


PIONEER
AMERICA INCOME TRUST
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Prospectus

May 1, 2006

(as revised June 28, 2006)

Class R Shares



Contents
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Basic information about the fund ............................................  1
Management ..................................................................  9
Buying, exchanging and selling shares ....................................... 11
Dividends, capital gains and taxes .......................................... 28
Financial highlights ........................................................ 29


Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[LOGO]PIONEER
      Investments(R)

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 An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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 Contact your investment professional to discuss how the fund fits into your portfolio.

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Basic information about the fund


Investment objective
As high a level of current income as is consistent with preservation of capital and prudent investment risk.

Principal investment strategies
The fund invests exclusively in securities that are backed by the full faith and credit of the U.S. government, and repurchase agreements and "when-issued" commitments with respect to these securities. These securities include:
o U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
o Obligations issued by or guaranteed as to principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures, for which the U.S.
   Treasury unconditionally guarantees payment of principal and interest

The fund's investments may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The fund may invest in securities of any maturity. Although the average dollar weighted maturity of the fund's portfolio may vary significantly, it generally will not exceed 20 years.

Mortgage-backed securities
The fund may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. These securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real estate. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

Repurchase agreements
Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The other party's obligations under the repurchase agreement are collateralized with U.S. Treasury

Basic information about the fund


and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. However, in the event that the other party to the repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.


Treasury inflation protected securities
The fund may invest in Treasury Inflation Protected Securities ("TIPS"). TIPS are fixed and floating rate debt securities of varying maturities issued by the U.S. government and its agencies and instrumentalities whose principal value is periodically adjusted according to the rate of inflation. TIPS pay interest every six months, based on a fixed rate that is applied to the adjusted principal. With inflation, the value of the principal and the amount of interest payable on these securities increases. With deflation, the value of the principal and the amount of interest payable on these securities decreases. Upon maturity, the original or adjusted principal amount is paid, whichever is greater. Although repayment of the original bond principal upon maturity (and as adjusted for inflation) is guaranteed, the current market value of TIPS is not guaranteed and will fluctuate.


"When-Issued" securities

The fund may purchase and sell securities, including GNMA certificates, on a when-issued or delayed delivery basis. These transactions arise when securities are purchased or sold by the fund with payment and delivery taking place at a fixed future date. The fund will not earn income on these securities until delivered. The fund may engage in these transactions when it believes they would result in a favorable price and yield for the security being purchased or sold. The market value of when-issued or delayed delivery transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date. There is also a risk that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the fund missing the opportunity to obtain a favorable price or yield elsewhere.


Pioneer Investment Management, Inc., the fund's investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues and sector diversification.


In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


Principal risks of investing in the fund
You could lose money on your investment or not make as much as if you invested elsewhere if:

o  Interest rates go up causing the value of the fund's investments to decline
o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

To the extent the fund invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.

Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities.

Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

Basic information about the fund


The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance

The chart shows the year-by-year performance of the fund's
Class R shares.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares is based on the net asset value performance of the fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after Class R shares commenced operations, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares.

The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. You do not pay a sales charge on purchases of Class R shares.

Annual return Class R shares (%)

(Year ended December 31)

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96                         1.78
'97                         7.97
'98                         7.24
'99                        -3.01
'00                        11.03
'01                         5.40
'02                         9.23
'03                         1.45
'04                         2.57
'05                         1.53


The highest calendar quarterly return was 4.38% (06/30/2001 to 09/30/2001)

The lowest calendar quarterly return was -2.19% (12/31/1995 to 03/31/1996)

Comparison with the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index

The table shows the average annual total returns for Class R shares of the fund over time and compares these returns to the returns of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the GNMA, Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).


Unlike the fund, the indices are not managed and do not incur expenses. The table:
o  Assumes that you sell your shares at the end of the period

o  Assumes that you reinvest all of your dividends and distributions


The performance of Class R shares for the period prior to the commencement of operations of Class R shares is the net asset value performance of the fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after Class R shares commenced operations, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares.

You do not pay a sales charge on purchases of Class R shares.

Basic information about the fund


Average annual total return (%)
(for periods ended December 31, 2005)



                                                                       Since  Inception
                                     1 Year   5 Years   10 Years   Inception      Date#
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Class R+                                                                         6/1/88
Return before taxes                    1.53      3.99       4.44       5.89
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Return after taxes
on distributions                       0.02      2.27       2.32       3.52
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Return after taxes on
distribution and sale of shares        0.99      2.38       2.45       3.61
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Lehman Brothers
Government Bond Index
(reflects no deduction for taxes)      2.65      5.39       5.94       7.51
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Lehman Brothers Fixed Rate
Mortgage-Backed Securities
Index (reflects no deduction
for taxes)                             2.61      5.44       6.17       7.63
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# Inception date of the fund's Class A shares. Class R shares commenced operations on April 1, 2003.

+ The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareowner fees
paid directly from your investment                                       Class R
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Maximum sales charge (load) when you buy shares                             None
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Maximum deferred sales charge (load) when you sell shares                   None
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Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets                              Class R
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Management Fee                                                             0.50%
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Distribution (12b-1) Fee                                                   0.50%
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Other Expenses                                                             0.61%
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Total Annual Fund Operating Expenses(1)                                    1.61%
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Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's total operating expenses remain the same.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                        ----------------------------------------
                                               1         3         5          10
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Class R                                     $164      $508      $876      $1,911
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1 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about the fund


Non-principal investment strategies and related risks
As discussed, the fund invests exclusively in securities backed by the U.S. government, and repurchase agreements and "when-issued" commitments with respect to these securities.


This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rates.

Management


Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Richard Schlanger. Mr. Schlanger is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Schlanger, a vice president, joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.


The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.

Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.50% of the fund's average daily net assets. The fee is accrued daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders, dated December 31, 2005.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Management


Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Buying, exchanging and selling shares


Net asset value


The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Buying, exchanging and selling shares


You buy or sell Class R shares at the share price.

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 Share price
 The net asset value per share calculated on the day of your transaction.
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Eligible Class R share investors
Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRA rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Other classes of shares of the fund may be offered through one or more separate prospectuses. Eligible Class R share investors are also eligible to purchase these other classes. However, plan participants may only purchase classes of shares that are available through their plan. Each class has different sales charges and expenses.

Your investment professional can help you determine which class is appropriate. You should ask your investment professional if you qualify for a waiver of sales charges on another class. If you do qualify, another class of shares may be more appropriate for you. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for the plan. Your investment firm may receive different compensation depending upon which class is chosen.

Distribution and service plans
The fund has adopted a distribution plan for Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Class R distribution plan, the fund pays distribution fees of 0.50% of average daily net assets attributable to Class R shares to the distributor. The distributor uses this fee, among other things, to compensate broker-dealers who engage in or support the distribution of the fund's Class R shares. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

The fund has also adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the fund.


Additional payments to financial intermediaries
You indirectly compensate the financial intermediary through which you buy shares of the fund, as a result of the fund paying Rule 12b-1 fees.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.

Buying, exchanging and selling shares


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Sales charges
You buy Class R shares at net asset value per share. The fund does not impose any initial or contingent deferred sales charge on Class R shares.

Information for Plan Participants
Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares. Shareowner services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the fund.

The fund allows you to exchange your Class R shares for Class R shares of another Pioneer fund that is available through your plan. Exchanges are made at net asset value.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. Other Pioneer funds may not be available in certain retirement plans.

Information for Plan Sponsors and Administrators


Opening an account
Eligible retirement plans generally may open an account and purchase Class R shares by contacting any investment firm or plan administrator authorized to sell the fund's shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Retirement Plans Department at 1-800-622-0176.

If the retirement plan invests in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to an investment in the fund, and the investment professional or intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Minimum investment amounts
There is no minimum initial amount for Class R share investments.

Account options
Use an account application to select options and privileges for accounts opened on behalf of the retirement plan. A retirement plan can change the selection of account options available to the plan and its participants at any time by sending a completed account options form to the transfer agent. Plan sponsors may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-622-0176

Share price
If the plan or a participant in the plan places an order to purchase, exchange or sell shares through a plan administrator or broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), the transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange that day. If the order is placed through a plan administrator or broker-dealer after 4:00 p.m., or the order is not in good order, the transaction will be completed at the share price next determined after

Buying, exchanging and selling shares


the order is received in good order by the fund. The plan administrator or broker-dealer is responsible for transmitting the order to the fund in a timely manner.

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 Good order means that:
 o  The plan or its agents have provided adequate instructions
 o  There are no outstanding claims against the account
 o  There are no transaction limitations on the account
 o  The plan or its agent's request includes a signature guarantee if the plan:
    -  Is selling over $100,000 or exchanging over $500,000 worth of shares
    -  Changed its account registration or address within the last 30 days
    - Instructs the transfer agent to mail the check to an address different from the one on the account
    -  Wants the check paid to someone other than the account owner(s)
    - Is transferring the sale proceeds to a Pioneer mutual fund account with a different registration
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Buying
Plans and their participants can buy Class R shares at net asset value per share. The distributor may reject any order until it has confirmed the order in writing and received payment.

Normally, the plan's investment firm will send a purchase request to the fund's transfer agent. Consult the plan's investment professional for more information. The investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for purchase of fund shares by the plan or plan participants.

Exchanging
The fund allows plans and plan participants to exchange Class R shares at net asset value.

Selling
Class R shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives a request in good order.


The fund generally will send any sale proceeds to the plan's custodian by check, bank wire or electronic funds transfer. Normally, sales proceeds will be paid within seven days. If the plan recently purchased the shares being sold, the fund may delay payment of the sale proceeds until the check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, the plan must submit its request in writing.

Information for IRA Rollover Accounts


Opening your account
IRA Rollover Accounts may be eligible to open an account and purchase Class R shares by contacting any investment firm authorized to sell the fund's shares. You can obtain an application from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176. You may also open your Class R share account by completing an account application and sending it to the transfer agent by mail or by fax.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. In addition, the options and services available to you may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Minimum account size for IRA Rollovers
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold.

Minimum investment amounts
There is no minimum initial amount for Class R share investments.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.

P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-622-0176

Buying, exchanging and selling shares


Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

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 Good order means that:
 o  You have provided adequate instructions
 o  There are no outstanding claims against your account
 o  There are no transaction limitations on your account

 o  The request includes a signature guarantee if you:
    -  Are selling over $100,000 or exchanging over $500,000 worth of shares
    -  Changed your account registration or address within the last 30 days
    - Instruct the transfer agent to mail the check to an address different from the one on your account

    -  Want the check paid to someone other than the account owner(s)
    - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
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Buying

You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you are an eligible investor and do not have an investment firm, please call 1-800-622-0176 for information on how to locate an investment professional in your area.


You can buy Class R shares at net asset value per share. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your investment firm will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

Exchanging
You may exchange Class R shares for the Class R shares of another Pioneer mutual fund.

The fund allows you to exchange your Class R shares at net asset value.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. Other Pioneer funds may not be available in certain retirement plans.

You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o  The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o  The class of shares you are exchanging
o  The dollar amount or number of shares you are exchanging

By phone
After you establish an eligible fund account, you can exchange fund shares by phone if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o  The fund into which you are exchanging offers the same class of shares
o  You are not exchanging more than $500,000 worth of shares per account per day
o  You can provide the proper account identification information

Selling
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, you must submit your request in writing.

You generally may sell fund shares by phone only if your account is an IRA (tax penalties may apply). You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

Buying, exchanging and selling shares


You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Sales may be taxable transactions to shareowners.

--------------------------------------------------------------------------------
 You may incur taxes and tax penalties if the proceeds are sent to the beneficiary of the IRA.
--------------------------------------------------------------------------------

Account options
See the account application form for more details on each of the following options.

Automatic exchanges
You can automatically exchange your fund shares for Class R shares of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o  You must select exchanges on a monthly or quarterly basis
o  Both the originating and receiving accounts must have identical registrations
o  The originating account must have a minimum balance of $5,000

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500. If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

Directed dividends
If you are over the age of 59 1/2, you can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o  You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class R share account (valued at the time the plan is implemented)

The above limits are waived for required minimum distributions from your IRA Rollover account.

Systematic sales of fund shares may be taxable transactions for you unless you are exempt from tax.

Direct deposit

If you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Buying, exchanging and selling shares


Information for All Shareowners


Shareowner services
For plan participants, shareowner services may only be available through the plan administrator and may be different than those described in this prospectus. Participants should contact the appropriate plan administrator for information regarding the administration of participants' investments in the fund.

Pioneer website
www.pioneerfunds.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Current account information if your shares are registered in your own name and not the name of your plan or other intermediary
o  Prices, returns and yields of all publicly available Pioneer mutual funds
o  Prospectuses for all the Pioneer mutual funds
o  A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o  Obtain current information on your Pioneer IRA Rollover accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o  Request account statements

If your account is registered in the name of an employer-sponsored retirement plan, broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. Plans and IRA Rollover accounts will be sent confirmation statements showing the details of your transactions as they occur.

Tax information for IRA Rollovers
In January following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies


Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Signature guarantees and other requirements

Plans and IRA Rollover Accounts are required to obtain a signature guarantee when:

o  Requesting certain types of exchanges or sales of fund shares
o  Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.


The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.


Fiduciaries and corporations are required to submit additional documents to sell fund shares.

In kind purchases
Pioneer may accept securities to purchase shares of the fund in lieu of cash provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund

Buying, exchanging and selling shares


shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Exchange limitation
You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.


The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs.
An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o  You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.


The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

In addition to monitoring trades, the policies and procedures provide that:
o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B, Class C and Class R shares that may occur in any calendar year. See "Exchange limitation."
o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."

The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Buying, exchanging and selling shares


Telephone and website access
You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or reach the fund by telephone, you should communicate with the fund in writing.

Share certificates
The fund does not offer share certificates. Shares are electronically recorded.


Other policies
The fund and the distributor reserve the right to:

o  reject any purchase or exchange order for any reason, without prior notice

o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o  stop offering Class R shares
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities

o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

How to contact us


By phone

For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-622-0176


To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

By mail
Send your written instructions to:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerfunds.com

By fax
Fax your exchange and sale requests to:
1-800-225-4240

Dividends, capital gains and taxes


Dividends and capital gains
The fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You must provide your social security number or other taxpayer identification number to the fund along with any certifications required by the Internal Revenue Service when you open an account.

You should ask your tax adviser about any federal, state, local and foreign tax considerations. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

Financial highlights


The financial highlights table helps you understand

the fund's financial performance since the inception of Class R shares.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class R shares of the fund (assuming reinvestment of all dividends and distributions).


The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights


Pioneer America Income Trust

Class R Shares


                                                                        4/1/03 (a)
                                            Year Ended   Year Ended         to
                                             12/31/05     12/31/04       12/31/03
---------------------------------------------------------------------------------
Net asset value, beginning of period           $ 9.89       $10.07        $ 10.31
                                               ----------------------------------
Increase from investment operations:
  Net investment income                        $ 0.30       $ 0.37        $  0.25
  Net realized and unrealized loss
   on investments                               (0.15)       (0.12)         (0.17)
                                               ----------------------------------
   Net increase from investment
     operations                                $ 0.15       $ 0.25        $  0.08
Distributions to shareowners:
  Net investment income                         (0.42)       (0.43)         (0.32)
                                               ----------------------------------
Net decrease in net asset value                $(0.27)      $(0.18)       $ (0.24)
                                               ----------------------------------
Net asset value, end of period                 $ 9.62       $ 9.89        $ 10.07
                                               ==================================
Total return*                                    1.53%        2.58%          0.83%
Ratio of net expenses to average
  net assets+                                    1.61%        1.20%          1.08%**
Ratio of net investment income (loss) to
  average net assets+                            2.92%        3.01%         (2.91)%**
Portfolio turnover rate                            27%          28%            66%
Net assets, end of period (in thousands)       $  895       $  830       $    329
Ratios with no waiver of management fees
  by Pioneer and no reductions for fees
  paid indirectly:
  Net expenses                                   1.61%        1.20%          1.08%**
  Net investment income (loss)                   2.92%        3.01%         (2.91)%**
Ratios with waiver of management fees by
  Pioneer and reductions for fees paid
  indirectly:
  Net expenses                                   1.61%        1.20%          1.08%**
  Net investment income (loss)                   2.92%        3.01%         (2.91)%**
---------------------------------------------------------------------------------


(a) Class R shares were first publicly offered on April 1, 2003
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratio with no reduction for fees paid indirectly.

                                     Notes

                                     Notes

                                     Notes

Pioneer
America Income Trust


You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-622-0176.


The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerfunds.com.

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerfunds.com


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-05516)



[LOGO]PIONEER
      Investments(R)
Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19861-00-0606
                                         (C)2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC